UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Highland Parkway, Suite 350

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2021, InvenTrust Properties Corp. (the “Company”) effected a one-for-ten reverse stock split (the “Reverse Stock Split”) of each issued and outstanding share of common stock, par value $0.001 per share (the “Common Stock”) of the Company by filing Articles of Amendment previously approved by the Board of Directors of the Company (the “Board”) on July 26, 2021 (the “Split Charter Amendment”), and immediately after the Reverse Stock Split, the Company decreased the par value of each issued and outstanding share of Common Stock from $0.01 par value per share to $0.001 par value per share (the “Par Value Charter Amendment” and together with the Split Charter Amendment, the “Charter Amendments”). As a result of the Reverse Stock Split, every 10 shares of issued and outstanding Common Stock were changed into one share of Common Stock.

In addition, equitable adjustments were made to the maximum number of shares of Common Stock that may be issued pursuant to the Company’s 2015 Incentive Award Plan (the “Plan”) and the maximum number of shares of Common Stock that may be issued upon exercise of incentive stock options under the Plan, in each case, to reflect the Reverse Stock Split. The number of shares of Common Stock subject to outstanding awards under the Plan, and certain performance goals applicable to such awards, have also been equitably adjusted to reflect the Reverse Stock Split.

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

The Reverse Stock Split affected all record holders of the Company’s Common Stock uniformly and did not affect any record holder’s percentage ownership interest, except for de minimis changes as a result of the elimination of fractional shares. The Reverse Stock Split did not affect the number of the Company’s authorized shares of Common Stock.

The foregoing description of the Charter Amendments is qualified in its entirety by reference to the Split Charter Amendment and the Par Value Charter Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 5, 2021, the Company issued a press release announcing (a) a 5% increase to the dividend payment starting in the fourth quarter of 2021, (b) the effectiveness of the Reverse Stock Split, (c) the suspension of the Company’s Third Amended and Restated Share Repurchase Program (as amended, the “SRP”), effective September 5, 2021, and (d) the Board’s intention to evaluate potential liquidity alternatives for the Company and its stockholders, including a potential listing event of its Common Stock on a national securities exchange. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 5, 2021, the Company also provided a letter to its stockholders to (a) provide notice of a 5% increase to the dividend payment starting in the fourth quarter of 2021, (b) give notice of the Reverse Stock Split, (c) disclose that the Board voted to suspend the SRP until further notice, effective September 5, 2021, and (d) disclose the Board’s intention to evaluate potential liquidity alternatives for the Company and its stockholders, including a potential listing event of its Common Stock on a national securities exchange. The full text of the letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 5, 2021, the Company announced that the Board voted to suspend the SRP until further notice. Pursuant to the terms of the SRP, the suspension will not go into effect until September 5, 2021.

Forward Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Such statements include, but are not limited to, statements about the dividend distribution rate and the Board’s intention to evaluate potential liquidity alternatives for the Company and its stockholders, including a listing event of its Common Stock on a national securities exchange. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; the Company’s ability to meet and then maintain the listing requirements of a national securities exchange; government policy changes; and any material market changes and trends that could affect the Company’s decision to consummate a liquidity alternative. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment effecting Reverse Stock Split

3.2	Articles of Amendment adjusting Par Value

99.1	Press Release

99.2	Letter to Stockholders, dated August 5, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: August 5, 2021	By:	/s/ Christy L. David
	Name:	Christy L. David
	Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary